UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 26, 2017

CRAWFORD & COMPANY

(Exact name of registrant as specified in its charter)

Georgia	1-10356	58-0506554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

1001 Summit Blvd., Atlanta, Georgia		30319
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (404) 300-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 26, 2017, Crawford & Company (the “Company”) announced that, effective June 2, 2017, Andrew Robinson, the Company’s Global Chief Operating Officer and Executive Vice President, is leaving the Company to pursue other professional interests.

The press release issued by the Company on May 26, 2017 announcing Mr. Robinson’s departure is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Exhibits. The following exhibit is filed with this Report:

Exhibit No.	Description

99.1	Press Release dated May 26, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY

By:	/s/ Joseph O. Blanco
Name:	Joseph O. Blanco
Title:	Senior Vice President – General Counsel

Date: May 26, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 26, 2017